Exhibit 99.1

800.772.5657 / www.sharpsinc.com

Sharps Compliance Corp.
NASDAQ: SMED
David P. Tusa
Chief Executive Officer and President
Diana P. Diaz
Vice President and Chief Financial Officer
Credit Suisse 13th Annual Global Services Conference
March 14, 2011

800.772.5657 / www.sharpsinc.com

Safe Harbor Statement
These slides contain (and the accompanying oral discussion will contain) “forward-
looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995. The words “believe”, “estimate”, “anticipate”, “project” and “expect”
and similar expressions are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the effectiveness of the Company’s strategy and other factors disclosed in the Company’s periodic reports filed with the Securities and
Exchange Commission. Consequently, such forward looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

800.772.5657 / www.sharpsinc.com

Sharps Compliance
NASDAQ: SMED¹
Market capitalization²                   $83.7 million
Recent price²                              $5.62
52-week range²                           $7.87 - $3.65
Avg. daily trading volume (3 mos.)       131,568
³ Ownership as of December 31, 2010
¹ Listed 5/6/09; formerly OTCBB: SCOM
² As of 3/7/11
Total shares outstanding       14.9 million
Ownership³:
 • Institutional   10%
 • Insider                                                                     22%
Fiscal Year-End     June 30th
Sharps Compliance is a fully integrated provider of
cost-effective management solutions for medical waste and
unused dispensed medications generated outside the hospital and large healthcare facility setting utilizing the USPS or UPS.
Our strategy is to capitalize on our leadership position and continue to penetrate the estimated $2.8 billion market opportunity.

Sharps Recovery System™
Source: (1) Centers for Disease Control and Prevention
♦ Proposed or enacted legislation that covers 30% of the
 U.S. population
 Sharps Disposal Legislation for Self-Injectors
Medical Professional
Sharps Recovery System™
Sharps Recovery
System™
$1 Billion Unregulated Market Opportunity
♦ Estimated 3 billion used syringes annually
 disposed of outside of the hospital setting(1)
♦ Would require 30 to 50 million mail-backs per year
Medical Waste Disposal
$800 Million Regulated Market Opportunity
♦ Includes professional market, retail pharmacy flu
 shot market and assisted living / long-term care

TakeAway Recovery™ Systems
♦ Proposed or enacted legislation that covers 65% of the U.S.
 population
 Unused Medication Disposal Legislation
$1 Billion Market Opportunity
♦ 40% of dispensed medications from 4 billion
 prescriptions go unused annually
♦ Estimated 200 million pounds of medications go
 unused each year(1)
Unused Medication Disposal
(1)Associated Press Investigative Report
TakeAway Recovery™
Systems

800.772.5657 / www.sharpsinc.com

Vertically Integrated Solutions Provider
SharpsTracer™
MedTracer™
Fully integrated including distribution, online tracking, treatment and customer reporting
Two distribution facilities:
Texas and Georgia
Regulatory compliant tracking and
documentation system: provides
proof of receipt and treatment
✓ Secured treatment facility with an incinerator and autoclave
✓ Licensed law enforcement official onsite for the witnessed destruction of unused and over-the-counter medications
✓ PELLA-DRX™

Key Markets: Retail Pharmacies
✓ Drives foot traffic and customer
 interaction
✓ Unused medication envelope solution
 now has a shelf presence in some of the
 nation’s largest drug chains
✓ Total Market Opportunity: $40 million
 (TakeAway envelope only)
Sharps Recovery System™
TakeAway Recovery™ System
&
✓ Growing percentage of flu shots
 administered in the retail setting
✓ Flu Shot Market Opportunity:
 $50 million
✓ Support the proper disposal of
 syringes used to administer flu shots
 and other inoculations
✓ Other market opportunities under
 development

800.772.5657 / www.sharpsinc.com

Key Markets: Professional
✓ Estimated 800,000 professional offices across the U.S.
✓ Regulated industry
Sharps Recovery System™
✓ Total Market Opportunity: $600 million
✓ Support the proper disposal of medical waste generated in
 physician, dental, veterinarian and other service-related practices
 Launched inside sales initiative in January 2010
Driving
Awareness
Recurring
Revenue
Opportunities
Educating
the
Market

Key Markets: Core Government
♦ Launched February 2010 in four state region
♦ Provides medical waste and unused medication disposal solutions
♦ Program expanded to eight geographic regions due to positive response
♦ Opportunity for strong recurring revenue stream
♦ Estimated market opportunity: $35 million
U.S. Department of Veterans Affairs
VA’s pharmacy services division serves over 5.5 million veterans each year
Innovative Pilot
Program
Sharps Recovery System™
TakeAway Recovery™ System
&

Key Markets: Government Contracts
♦ Rapid-deployment solution in the event of an emergency
♦ Increasingly recognized part of emergency preparedness program
♦ Full service outsourced solution
♦ Initial $40 million government program
  - Product build-out phase completed
  - Awarded first option year at $1.6 million
  - Subsequent three years at $3.0 million per year
Sharps Proprietary Medical Waste Management System
Opportunity to
expand to cover
more people and
to cover unused
medications
Sharps Recovery System™

800.772.5657 / www.sharpsinc.com

Channels to Market
Retail
Hospitality
Assisted living
Commercial / Industrial
Pharmaceutical
Manufacturers
Government
Managed Care
Organizations
Dentists
Doctors
Veterinarians
Home
Healthcare
Pharmacies
 Increased Brand Awareness

800.772.5657 / www.sharpsinc.com

Financial Highlights

800.772.5657 / www.sharpsinc.com

Solid Business Model
Recurring
Revenue
Early Market
Penetration
First Mover
Advantage
Unique
Operating
Leverage

Billings by Markets Segment
FY 2008 Billings
$13.2 million

800.772.5657 / www.sharpsinc.com

Core Revenue
($ in millions)
$39.2
$17.6
$20.3
Gross Margin
Operating Margin
Net Income
Full-year Results
* Excludes special charge of $512 thousand and, for net income, an unusual tax benefit of $1.8 million.
** Excludes special charge of $570 thousand.

800.772.5657 / www.sharpsinc.com

Core Revenue
Gross Margin
Operating Margin
Net Income
Quarterly Performance
($ in millions)
$16.0
$3.6
$4.2
$5.2
$4.6
* Excludes Q1 FY2011 special charge of $570 thousand

(As of and for the period ending December 31, 2010)
Strong Balance Sheet
No debt
as of
12/31/10
Cash and
Cash
Equivalents
$17.8M
Shareholder
Equity
Growth
Q2 09 vs. Q2 11
297%
Line of
Credit
$5.0M

800.772.5657 / www.sharpsinc.com

Waste Conversion Process™
✓ No landfills required
✓ Creates a useful raw material
✓ Safe - 99.999% sterilized, and completely safe to handle
✓ Environmentally responsible - reduces carbon footprint
✓ Facilitates corporate environmental initiatives
Patent-pending process, transforms medical waste into a new, clean, raw material ideally suited for energy intensive industries like cement, lime, steel and power plants

800.772.5657 / www.sharpsinc.com

Investment Highlights

800.772.5657 / www.sharpsinc.com

Definitions
• Sharps Recovery System™ (formerly Sharps Disposal by Mail System®)
 A cost-effective and easy-to-use solution to dispose of medical waste such as hypodermic needles, lancets , and other small quantities of bio hazardous waste. The disposal solution is ideal for individuals who self-inject, or medical facilities generating small quantities of medical waste.
• TakeAway Recovery System™
 Designed for individual consumers, retail or mail-order pharmacies, communities and facilities including assisted living, long-
 term care and correction operations to facilitate the proper disposal of unused dispensed medications. This solution consists of a variety of sizes of containers (from a special-use envelope to 10- and 20-gallon products) and return packaging with pre-paid postage to the Company’s treatment facility. The Company recently introduced its proprietary tracking system, DrugTracer™, to document unused patient medication products. The TakeAwayRecovery System™ is also an additional component option for the Sharps® Medical Waste Management System™